UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

ALTERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The purpose of this report is to update the Revenue Summary Table included as part of our second quarter 2006 sales results press release dated July 24, 2006, which press release was furnished as Exhibit 99.1 to our Form 8-K dated July 24, 2006. Second quarter consolidated sales results included in our July 24, 2006 press release are not affected by the updated information.

An updated Revenue Summary Table is furnished as Exhibit 99.1 to this report. Changes to the previously furnished Revenue Summary Table are noted in bold italics and supersede the corresponding information provided in the previously furnished Revenue Summary Table.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Updated Revenue Summary Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Nathan Sarkisian
Nathan Sarkisian Senior Vice President, and Chief Financial Officer

Date: July 31, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Updated Revenue Summary Table